UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2009

Watson Wyatt Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16159	52-2211537
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

901 N. Glebe Road Arlington, Virginia	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 258-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 19, 2009, Watson Wyatt Worldwide, Inc., a Delaware corporation (“Watson Wyatt”), entered into an amendment (“Amendment No. 1”) with Towers, Perrin, Forster & Crosby, Inc., a Pennsylvania corporation (“Towers Perrin”), Jupiter Saturn Holding Company, a newly-formed Delaware corporation (the “Holding Company”), Jupiter Saturn Delaware Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of the Holding Company (“Watson Wyatt Merger Sub”) and Jupiter Saturn Pennsylvania Inc., a newly-formed Pennsylvania corporation and wholly-owned subsidiary of the Holding Company (“Towers Perrin Merger Sub”) to amend a previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 26, 2009, among the same parties, pursuant to which Watson Wyatt and Towers Perrin will combine their businesses through simultaneous mergers to become wholly-owned subsidiaries of the Holding Company (the “Merger”).  The descriptions of Amendment No. 1 and transactions contemplated thereby and set forth herein are not complete and are subject to and qualified in their entirety by reference to the full text of Amendment No. 1. A copy of Amendment No. 1 is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The terms of Amendment No. 1, among other things, provide for the following:

(i)       the issuance by the Holding Company of non-transferable shares of Class F stock, no par value, at the effective time of the Merger (“Class F shares”), which will be issued pro rata to all holders of Towers Perrin common stock, par value $0.50 per share (“Towers Perrin common stock”), and which shares will represent only the contingent right to receive a pro rata portion of a number of shares of the Holding Company’s Class A common stock, par value $0.01 per share (“Class A shares”) equal to the number of shares of restricted stock forfeited by former Towers Perrin employees;

(ii)      additional flexibility for the parties to structure certain stock awards granted to Towers Perrin employees in particular jurisdictions to provide tax deferral;

(iii)     the assumption and conversion of certain outstanding options to purchase shares of Watson Wyatt common stock held by certain Watson Wyatt employees (the “Watson Wyatt options”) into fully-vested options to purchase Class A shares at the effective time of the Merger on a one-for-one basis, at the same exercise price and on the same terms and conditions as the Watson Wyatt options;

(iv)     certain adjustments to the exchange ratio applicable to the conversion of Towers Perrin stock at the effective time of the Merger, to account for the Watson Wyatt options converted in the Merger;

(v)      the extension of the required retirement date for retiring Towers Perrin employees from the effective time of the Merger to thirty days thereafter; and

(vi)     approval of the Holding Company amended restated certificate of incorporation and bylaws that will go into effect at the effective time of the Merger.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

This communication was issued October 19, 2009.  Towers Perrin and Watson Wyatt have formed a company, Jupiter Saturn Holding Company (the “Holding Company”), which has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that contains a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction.  YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TOWERS PERRIN, WATSON WYATT, THE HOLDING COMPANY AND THE PROPOSED TRANSACTION.

The joint proxy statement/prospectus and the other documents filed with the Commission may be obtained free of charge at the Commission’s website, www.sec.gov.  In addition, you may obtain free copies of the joint proxy statement/prospectus and the other documents filed by Towers Perrin, Watson Wyatt and the Holding Company with the Commission by requesting them in writing from Towers Perrin, One Stamford Plaza, 263 Tresser Boulevard, Stamford, CT. 06901-3225, Attention: Marketing, or by telephone at 203-326-5400, or from Watson Wyatt, 901 N. Glebe Rd., Arlington, VA. 22203, Attention: Investor Relations, or by telephone at 703-258-8000.

Towers Perrin, Watson Wyatt, the Holding Company and their respective directors and executive officers may be deemed under the rules of the Commission to be participants in the solicitation of proxies from the stockholders of Watson Wyatt.  A list of the names of those directors and executive officers and descriptions of their interests in Towers Perrin, Watson Wyatt and the Holding Company is contained in the joint proxy statement/prospectus which has been filed by the Holding Company with the Commission.  Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint proxy statement/prospectus.

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology.  These statements include, but are not limited to, statements about the proposed business combination transaction involving Towers Perrin and Watson Wyatt.  Such statements are based upon the current beliefs and expectations of Towers Perrin’s and Watson Wyatt’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

A variety of factors could cause actual results to differ from those set forth in the forward-looking statements, including the risks and factors identified under “Risk Factors” in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Jupiter Saturn Holding Company on September 3, 2009 with the Commission, as amended from time to time, and under “Risk Factors” in Watson Wyatt’s Annual Report on Form 10-K filed on August 14, 2009 with the Commission.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature.  None of Jupiter Saturn Holding Company, Towers Perrin or Watson Wyatt undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are filed as part of this report:

Exhibit Number	Description
2.1

Amendment No. 1, dated as of October 19, 2009, to Agreement and Plan of Merger, dated as of June 26, 2009, by and among Watson Wyatt Worldwide, Inc., Towers, Perrin, Forster & Crosby, Inc., Jupiter Saturn Holding Company, Jupiter Saturn Pennsylvania Inc., and Jupiter Saturn Delaware Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATSON WYATT WORLDWIDE, INC.
(Registrant)

Date: October 19, 2009	By:	/s/ Roger F. Millay
	Name:	Roger F. Millay
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1

Amendment No. 1, dated as of October 19, 2009, to Agreement and Plan of Merger, dated as of June 26, 2009, by and among Watson Wyatt Worldwide, Inc., Towers, Perrin, Forster & Crosby, Inc., Jupiter Saturn Holding Company, Jupiter Saturn Pennsylvania Inc., and Jupiter Saturn Delaware Inc.